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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-13
                             POOL PROFILE (3/23/99)

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                                      --------------------  --------------------
                                               Bid                Tolerance
                                      --------------------  --------------------
AGGREGATE PRINCIPAL BALANCE                  $400,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Apr-99
INTEREST RATE RANGE                       5.500% - 8.500%
GROSS WAC                                           7.12%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       356          (+/- 2 month)

WALTV                                                 70%          (maximum 76%)

CALIFORNIA %                                          45%          (maximum 50%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  2%          (maximum  5%)

AVERAGE LOAN BALANCE                             $361,429     (maximum $375,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,000,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                  16%          (maximum  22)

PRIMARY RESIDENCE %                                   99%          (minimum 93%)

SINGLE-FAMILY DETACHED %                              93%          (minimum 87%)

FULL DOCUMENTATION %                                  91%          (minimum 85%)

UNINSURED (greater than) 80% LTV %                     1%           (maximum 5%)

TEMPORARY BUYDOWNS                                     0%          (maximum  5%)





 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-13
                               PRICING INFORMATION

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RATING AGENCIES                                   TBD by Norwest

PASS THRU RATE                                             6.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                      29 bps

PRICING DATE                                           23-Mar-99

FINAL STRUCTURE DUE DATE                               12-Apr-99        9:00 AM

SETTLEMENT DATE                                        29-Apr-99

ASSUMED SUB LEVELS                                           AAA         3.900%
                                                              AA         2.500%
                                                               A         1.150%
                                                             BBB         0.700%
                                                              BB         0.400%
                                                               B         0.200%





NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-13. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                                    Brad Davis (301)846-8009
                                                   Lori Fountain (301) 846-8185


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